Exhibit 10.1

                        WATER COOLER PLACEMENT AGREEMENT


     AGREEMENT made this ______ day of __________, 20____, by and between AquaCell Media, Inc., a Delaware corporation, with its offices located at 10410 Trademark Street, Rancho Cucamonga, California 91730 ("AquaCell") and ______________________, Inc. with its primary place of business at
__________________________________________ ("Retailer").

     WHEREAS AquaCell is the manufacturer and owner of a patented self-filling water cooler; and

     WHEREAS Retailer is the tenant or owner of premises of the participating retail locations included on the attached "Exhibit A" ("Participating Locations"); and

     NOW in consideration of the following covenants and consideration the parties agree to have an AquaCell water cooler installed in each of the Participating Locations under the following terms and conditions:


1.  Term and Termination

    This Agreement is for a term of five years commencing on the date hereof and is renewable upon written agreement of the parties. The Agreement may not be terminated unless notice is properly given sixty (60) days in advance of each Anniversary Date of this Agreement.


2.  Location of Water Cooler

    A. AquaCell will install its water cooler in the Participating Locations, at no cost to the Retailer provided that the water source is within 25 feet of the location and an electrical outlet is within 6 feet of the location. AquaCell further agrees to service and maintain the cooler in good working order throughout the term of this Agreement to the extent of insuring the filtration system and bottle are both operational, free of leaks and in good working order. Failure by AquaCell to maintain the cooler as provided above may be deemed a material breach of this Agreement by the Retailer.

    B. The Retailer agrees that the water cooler will be installed in an area within the Participating Location that is easily accessible to and in full view of customers, and that they will ensure that the cup holder is filled with cups and that the drip tray is emptied when full.


3.  Title

    A. The Retailer acknowledges that the water cooler shall at all times remain the property solely of AquaCell who has all right, title and interest thereto. Retailer agrees to AquaCell's execution and filing of UCC-1s in any appropriate jurisdiction in connection with its security interest in the water cooler.

    B. The Retailer shall permit no lien to be placed upon the premises which may affect AquaCell's property interest in the water cooler. In the event any lien is placed against the Retailer's interest in the leasehold, it shall immediately notify AquaCell who may remove the cooler from the premises.


4.  Use of Water Cooler

    The Retailer's customers and employees shall have unlimited use of the drinking water from the AquaCell water cooler in the Participating Locations.

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5.  Advertising Bands

    A. The Retailer agrees to permit AquaCell to place advertising bands on its water cooler's permanently attached bottle and on the cupholder. The Retailer aggress that these advertisements may be changed periodically by AquaCell or its agents or assigns, and that no other party is authorized to change the advertisement.

    B. The Retailer agrees that a brochure holder may be affixed to the side of the water cooler and that the advertiser may use it to further promote its products, brands or services.

    C. The parties agree that any advertisements placed on the bottle will not be inappropriate to the location.

    D. The Retailer may submit a list of product categories it deems unacceptable or objectionable, to be attached hereto as "Exhibit B". The Retailer may reject any advertiser it deems unacceptable, provided it does not act in an arbitrary or capricious manner and notice thereof is timely given.


6.  Assignment

    This Agreement may be assigned by either party to an affiliate, subsidiary or successor in interest, provided notice is given and upon consent of the other party which will not be unreasonably withheld.


7. This Agreement shall be governed by the laws of the State of Delaware. Additionally, any and all disputes are subject solely to the jurisdiction of the Courts of the State of Delaware.


8. This Agreement constitutes the entire agreement between the parties and may be amended only by a written agreement executed by both parties.


9. The undersigned hereby acknowledge that he/she is duly authorized to sign this agreement on behalf of their respective parties.


     IN WITNESS WHEREOF, the parties have signed the Agreement as of the date first above written.


AquaCell Media Inc.                        (Retailer)


____________________________________       ____________________________________
             (Signature)                                (Signature)

By: ________________________________	   By: ________________________________


Title: _____________________________       Title: _____________________________


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                                   EXHIBIT A

                            Participating Locations
            (Please include full shipping address for each location)





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                                   EXHIBIT B

  List of product categories the Retailer deems unacceptable or objectionable.